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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


I appoint J.A. Lawrence, S.S. Marshall and K.L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

o sign the registration statement on Form S-3 and any and all amendments (including post-effective amendments) to the Registration Statement covering the issuance of up to $8,000,000,000 principal amount of debt securities of General Mills, Inc.;

o file Form S-3 and any and all amendments (including post-effective amendments), with exhibits and related documents;

o        perform the acts that need to be done concerning these filings; and

o        name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.


                                                 /s/ Stephen R. Demeritt
                                           ------------------------------------
                                           Stephen R. Demeritt
                                           Dated:  December 17, 2001


                                                 /s/ L. D. DeSimone
                                           ------------------------------------
                                           L. D. DeSimone
                                           Dated:  December 17, 2001


                                                 /s/ William T. Esrey
                                           ------------------------------------
                                           William T. Esrey
                                           Dated:  December 17, 2001


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                                                 /s/ Raymond V. Gilmartin
                                           ------------------------------------
                                           Raymond V. Gilmartin
                                           Dated:  December 17, 2001


                                                 /s/ Judith Richards Hope
                                           ------------------------------------
                                           Judith Richards Hope
                                           Dated:  December 17, 2001


                                                 /s/ Robert L. Johnson
                                           ------------------------------------
                                           Robert L. Johnson
                                           Dated:  December 17, 2001


                                                 /s/ John Keenan
                                           ------------------------------------
                                           John Keenan
                                           Dated:  December 17, 2001


                                                 /s/ Heidi G. Miller
                                           ------------------------------------
                                           Heidi G. Miller
                                           Dated:  December 17, 2001


                                                 /s/ Stephen W. Sanger
                                           ------------------------------------
                                           Stephen W. Sanger
                                           Dated:  December 17, 2001


                                                 /s/ Dr. A. Michael Spence
                                           ------------------------------------
                                           Dr. A. Michael Spence
                                           Dated:  December 17, 2001


                                                 /s/ Dorothy A. Terrell
                                           ------------------------------------
                                           Dorothy A. Terrell
                                           Dated:  December 17, 2001


                                                 /s/ Raymond G. Viault
                                           ------------------------------------
                                           Raymond G. Viault
                                           Dated:  December 17, 2001


                                                 /s/ Paul S. Walsh
                                           ------------------------------------
                                           Paul S. Walsh
                                           Dated:  December 17, 2001